Premise Capital Frontier Advantage Diversified Tactical ETF
www.tctl.us
Trading Symbol: TCTL Listed on Cboe BZX Exchange, Inc.	Summary Prospectus January 31, 2019
Before you invest, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and its risks. The current prospectus and SAI, each dated January 31, 2019, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s prospectus, SAI, and other information about the Fund online at www.tctl.us. You can also get this information at no cost by calling 1-800-617-0004.
IMPORTANT NOTE: Beginning on January 1, 2021, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from your financial intermediary, such as a broker-dealer or bank. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future Fund shareholder reports in paper, free of charge. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

Investment Objective
The Premise Capital Frontier Advantage Diversified Tactical ETF (the “Fund”) seeks to track the performance, before fees and expenses, of the Premise Capital Frontier Advantage Diversified Tactical Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.16%
Total Annual Fund Operating Expenses(2)	0.91%
(1) Restated to reflect the Fund’s current contractual management fee effective January 31, 2018.
(2) Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights section of the Prospectus, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	Five Years	Ten Years
$93	$290	$504	$1,120
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended September 30, 2018, the Fund’s portfolio turnover rate was 195% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund is a “fund of funds” that employs a “passive management”—or indexing—investment approach designed to track the performance of the Index. The rules-based Index measures the performance of a diversified portfolio of exchange traded funds (“ETFs”) representing common global equity, fixed income, and cash asset classes.
The Index
The Index consists of an investible portfolio of ETFs (“Underlying ETFs”) with exposure to major U.S. and non-U.S. asset classes. The weighting of each Underlying ETF is adjusted to (i) reduce exposure to individual asset classes determined to be in a downward trend (the “Trend Adjustment”) and (ii) reduce overall exposure to equity asset classes (and increase exposure to fixed income asset classes) as the aggregate size of equity asset classes determined to be in a downward trend grows (the “Risk Adjustment”).

The Index universe consists of cash and Underlying ETFs that each principally track the performance of one of the following assets classes:
Fixed Income Asset Classes	Equity Asset Classes
Short Term	U.S. Large Cap	Developed International
Intermediate Term	U.S. Mid Cap	Developed International Small Cap
Long Term	U.S. Small Cap	Emerging Market
High Yield (Junk Bonds)		Real Estate
Inflation Protected
The Underlying ETFs used by the Index are generally the largest, most liquid ETF tracking the performance of the applicable asset class.
Construction of the Index begins by determining the expected rate of return for each asset class (the “Market Expected Return”) using a mathematical model (the “Allocation Model”) designed to calculate such returns based on the standard deviation of each asset class and correlation of each asset class to the other asset classes over the past five years and the current market capitalization of each asset class. In other words, the model uses the amount investors currently have invested in each asset class (as measured by the market capitalizations of the constituents of each asset class), plus the historical performance of each asset class, to calculate the expected return for each asset class, rather than the particular views of the Fund’s investment adviser.
The Index then utilizes a proprietary intermediate trend following algorithm (the “Trend Algorithm”) to determine whether each asset class is in an “upward” or “downward” trend. The Trend Algorithm considers a number of trend-related data points such as the direction of an asset class’ performance, the extent to which any trend in such performance is accelerating or decelerating, and the degree of variability in performance to determine whether an asset class’ performance trend is “upward” or “downward” over an intermediate time frame. The intermediate time frame is generally 1-3 years, however the Trend Algorithm can cause trades more often, even frequently, if market conditions warrant.
The Trend Adjustment is then implemented by optimizing the Index’s weighting of each asset class using the Allocation Model. If the Trend Algorithm determines an asset class is in an upward trend, the Allocation Model assumes the expected rate of return of the asset class is the Market Expected Return.  If the Trend Algorithm determines an asset class is in a downward trend, the Allocation Model assumes the expected rate of return of the asset class is 0%, causing the asset class to be underweighted.  The Index may weight one or more asset classes at 0% from time to time depending on the outcome of the Trend Adjustment and Allocation Model.
The Risk Adjustment is then implemented based on the aggregate size of the equity asset classes determined to be in a downward trend by the Trend Algorithm.  When all equity asset classes are determined to be in an upward trend, the Index’s allocation to equity asset classes will reflect the Index’s most aggressive posture (i.e., maximum allocation to equity asset classes). As one or more equity asset classes is determined to be in a downward trend, the Index’s allocation to equity asset classes will shrink as the aggregate size of the equity asset classes determined to be in a downward trend grows. When all equity asset classes are determined to be in a downward trend, the Index’s allocation to equity asset classes will reflect its most conservative posture (i.e., maximum allocation to fixed income asset classes).
Additionally, the Index’s weighting of certain asset classes is limited such that the following weights will not be exceeded at the time of each rebalance: High Yield Fixed Income (20%), Inflation Protected Fixed Income (20%), U.S. Mid Cap Equity (12.5%), U.S. Small Cap Equity (12.5%), Developed International Equity (35%), Developed International Small Cap Equity (10%), Emerging Markets Equity (15%), and Real Estate (15%). The Allocation Model will determine how to optimally redistribute any amounts exceeding the above constraints to the remaining asset classes.
The Index is rebalanced annually in March and any time the Trend Algorithm determines that the trend for one or more asset classes has changed from upward to downward, or vice versa.
At the time of each rebalance, the Index’s Risk Adjustment will determine the proportion of the Index allocated to equity asset classes and to fixed income asset classes. The weight for each individual asset class is calculated at the time of the annual rebalance based on the expected rate of return for each asset class (i.e., either the Market Expected Return or 0%, depending on the asset class’ trend) and the market capitalization, five-year standard deviation, and correlation of each asset class to each other asset class. At the time of each rebalance other than the annual rebalance, the weight for each individual asset class is calculated based on the expected rate of return for each asset class (i.e., either the Market Expected Return or 0%, depending on the asset class’ trend) and the market capitalization, five-year standard deviation, and correlation of each asset class to each other asset class determined at the time of the annual rebalance.
Asset classes with an upward trend and the largest market capitalizations will generally receive the largest weightings in the Index.
The Index is owned by Premise Capital, LLC, the Fund’s investment adviser (“Premise” or the “Adviser”), and was developed in 2016 for the purpose of launching the Fund.
The Fund’s Investment Strategy
The Fund attempts to invest all, or substantially all, of its assets in the securities that make up the Index. The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Index, but may, when the Adviser believes it is in the best interests of the Fund, use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return, and other characteristics are expected to closely resemble the risk, return, and other characteristics of the Index as a whole.

Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.
To the extent the Index concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. The following risks could affect the value of your investment in the Fund:
Currency Exchange Rate Risk. The Fund may invest in Underlying ETFs that invest primarily in equity securities denominated in non-U.S. currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies may affect the value of the Underlying ETFs and the value of your Shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.
Emerging Markets Risk. The Fund may invest in Underlying ETFs that primarily invest in companies organized in emerging market nations. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability to buy, sell or otherwise transfer such securities, adversely affect the trading market and price for such securities and causing the Fund to decline in value.
Equity Market Risk. The Fund may invest in Underlying ETFs that invest primarily in common stocks. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund or its Underlying ETFs invest.
Fixed Income Securities Risk. The Fund may invest in Underlying ETFs that invest primarily in fixed income securities. Fixed income securities, such as bonds and certain asset-backed securities, involve certain risks, which include:
Credit Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of an investment in that issuer.
Event Risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.
Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.
Interest Rate Risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. In recent periods, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates, which may increase interest rate risk. Changes in government intervention may have adverse effects on investments, volatility, and illiquidity in debt markets.
Prepayment Risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the proceeds may have to be invested in securities with lower yields.
Variable and Floating Rate Instrument Risk. The absence of an active market for these securities could make it difficult to dispose of them if the issuer defaults.
Foreign Securities Risk. The Fund may invest in Underlying ETFs that invest primarily in foreign securities. Investments in foreign securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in foreign securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. Investments in foreign securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments. These risks may be enhanced for securities of companies organized in emerging market nations.
High-Yield Securities Risk. The Fund may invest in Underlying ETFs that primarily invest in high-yield securities (also known as “junk bonds”). Although high-yield securities generally pay higher rates of interest than investment grade bonds, high-yield securities are speculative, high risk investments that may cause income and principal losses for such Underlying ETFs and consequently, negatively affect the value of the Fund’s investment in such Underlying ETFs. High-yield securities may be issued by companies that are restructuring, are smaller and less creditworthy, or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high-yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities. The Fund’s exposure to high-yield securities may subject it to a substantial degree of credit risk.

Investment Company Risk. The risks of investment in investment companies, such as ETFs, typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. The Fund may be subject to statutory limits with respect to the amount it can invest in other ETFs, which may adversely affect the Fund’s ability to achieve its investment objective. Investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) trading of an ETF’s shares may be halted for a number of reasons.
Models and Data Risk.  The Index relies heavily on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks.
Passive Investment Risk. The Fund invests in the securities included in, or representative of, its Index regardless of their investment merit. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index.
Portfolio Turnover Risk. The Fund may trade all or a significant portion of the securities in its portfolio in connection with each rebalance and reconstitution of its Index. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.
REIT Investment Risk. The Fund may invest in Underlying ETFs that primarily invest in real estate investment trusts (“REITs”). Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. The risks of investing in REITs include certain risks associated with the direct ownership of real estate and the real estate industry in general. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation.
Shares May Trade at Prices Other Than Net Asset Value (“NAV”). As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
Small and Mid-Sized Company Stock Risk. The Fund may invest in Underlying ETFs that primarily invest in the common stock of small- or mid-sized companies. Small to mid-sized company stocks have historically been subject to greater investment risk than large company stocks. The prices of small- to mid-sized company stocks tend to be more volatile and less liquid than large company stocks.
Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.
Performance
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the calendar years ended December 31. The table illustrates how the Fund’s average annual returns for the 1‑year and since inception periods compare with those of a broad measure of market performance and the Index. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is also available on the Fund’s website at www.tctl.us.

Calendar Year Total Returns

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 4.96% for the quarter ended March 31, 2017 and the lowest quarterly return was -6.49% for the quarter ended December 31, 2018.

Average Annual Total Returns
For the Periods Ended December 31, 2018
Premise Capital Frontier Advantage Diversified Tactical ETF	1 Year	Since Inception (10/27/2016)
Return Before Taxes	-3.14%	7.93%
Return After Taxes on Distributions	-3.38%	7.47%
Return After Taxes on Distributions and Sale of Fund Shares	-1.75%	5.97%
Premise Capital Frontier Advantage Diversified Tactical Index (reflects no deduction for fees, expenses, or taxes)	-2.49%	8.82%
Dow Jones Moderate Portfolio Index (reflects no deduction for fees, expenses, or taxes)	-5.21%	4.73%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
Portfolio Management
Premise Capital, LLC serves as investment adviser to the Fund. Britton H. Reynolds, Portfolio Manager of Premise, has been the Fund’s portfolio manager since its inception in 2016.
Purchase and Sale of Shares
Shares are listed on a national securities exchange, such as Cboe BZX Exchange, Inc. (the “Exchange”), and most investors will buy and sell Shares through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).
The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (“APs”) (typically, broker-dealers) may purchase or redeem. Creation Units generally consist of 50,000 Shares, though this may change from time to time. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund (the “Deposit Securities”) and/or a designated amount of U.S. cash.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.